Business combination	12 Months Ended
Dec. 31, 2019
Business combination
Business combination

22.  Business combination

On May 24, 2018, the Company acquired a 70% equity interest in Hangzhou Jiujiu Financial Information Services Limited for the expansion into the finance information service market for a total consideration of RMB4,500. The acquisition was accounted for as a business combination. Goodwill representing the expected synergies from the acquisition of RMB3,067 was recognized which is not tax deductible.

On June 6, 2018, the Company acquired 100% equity interest in Rymo Technology Industry Limited which is engaged in the provision of collateral registration services through its wholly owned subsidiary, Shanghai Zaohui Finance Lease Co., Ltd., for nil consideration. The acquisition was accounted for as a business combination. Goodwill representing the expected synergies from the acquisition of RMB2,745 was recognized which is not tax deductible.

The results of the purchase price allocation for these acquisitions are based on valuation determined by the Company with the assistance of an independent third party valuation firm. The purchase price allocations and the actual results of operations after the acquisition date have not been presented because the effects of these acquisitions were insignificant, either individually or in aggregate.

The changes in carrying amount of goodwill for each reporting unit from December 31, 2017 to December 31, 2019 were as follow:

RMB
Balance at December 31, 2017	—
Goodwill acquired	5,812
Goodwill disposed	—
Balance at December 31, 2018	5,812
Goodwill acquired	—
Goodwill disposed	—
Balance at December 31, 2019	5,812
Balance at December 31, 2019 (US$)	835

No impairment losses were recognized for the years ended December 31, 2017, 2018 and 2019.